UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – July 23, 2026
(Date of earliest event reported)

HONEYWELL AEROSPACE INC.
(Exact name of Registrant as specified in its Charter)

Delaware	001-43173	39-4202057
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1944 E Sky Harbor Cir N Phoenix, Arizona	85034
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: (800) 601-3099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HONA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition

On August 5, 2026, Honeywell Aerospace Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 27, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 3, 2026, the Company granted a one-time equity bridge award (the “Bridge Grant”) under the 2026 Stock Incentive Plan of Honeywell Aerospace Inc. and its Affiliates (the “2026 Plan”) to James Currier, President and Chief Executive Officer, with a grant date value of $9,000,000. The Bridge Grant is intended to provide Mr. Currier with the remaining portion of his full-year 2026 long-term incentive target following the Company’s separation from Honeywell International Inc. on June 29, 2026, and is consistent with the terms of his offer letter, previously filed as Exhibit 10.8 to the Company’s Registration Statement on Form 10. Also on August 3, 2026, the Company granted 2026 long-term incentive awards (the “2026 LTI Awards”) under the 2026 Plan to Joshua Jepsen, Senior Vice President and Chief Financial Officer, and John Donofrio, Senior Vice President, General Counsel and Corporate Secretary, with grant date values of $4,400,000 and $2,550,000, respectively. The 2026 LTI Awards were granted in accordance with the terms of Messrs. Jepsen’s and Donofrio’s offer letters, previously filed as Exhibits 10.9 and 10.13, respectively, to the Company’s Registration Statement on Form 10. The Bridge Grant and the 2026 LTI Awards each consist of 50% nonqualified stock options and 50% restricted stock units. The 2026 Plan was previously filed as Exhibit 10.6 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 29, 2026.
Forms of the restricted stock unit award agreement and nonqualified stock option award agreement governing the awards described above will be filed as exhibits to the Company's Quarterly Report on Form 10-Q for the quarter ending September 26, 2026. The foregoing description of the awards does not purport to be complete and is subject to, and will be qualified in its entirety by, reference to such agreements when filed.

Item 8.01    Other Events

On July 23, 2026, the Board authorized a share repurchase program (the “Share Repurchase Program”) to purchase up to $3.5 billion of the Company's common stock over an indefinite term in open market transactions, privately negotiated transactions, through accelerated share repurchase agreements, or by such other means as the Company's Chief Executive Officer and Chief Financial Officer may determine. Open-market repurchases under the Share Repurchase Program are expected to be structured to comply with the conditions of Rule 10b-18 under the Exchange Act, and the Company may from time to time adopt one or more Rule 10b5-1 trading plans to facilitate repurchases under the Share Repurchase Program. The Share Repurchase Program does not have an expiration date, and repurchases may be made from time to time based on market conditions and other considerations.
The Board authorized the Share Repurchase Program to return value to the Company's shareholders, offset dilution from the Company's equity compensation programs and manage the Company's capital structure. The timing, pricing and amount of any repurchases under the Share Repurchase Program will be determined by the Company's Chief Executive Officer and Chief Financial Officer in their discretion based on a variety of factors, including trading volume and market price of the Company's common stock, corporate considerations, the Company's financial performance, alternative uses for capital, general market and economic conditions, legal and regulatory requirements and other factors.

The Share Repurchase Program may be modified, suspended or discontinued at any time without prior notice and does not obligate the Company to purchase any shares.
Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements relating to the Share Repurchase Program and any future repurchases thereunder. Actual actions or results may differ materially from those indicated by such forward-looking statements as a result of various factors, including those discussed in the “Risk Factors” section of the final information statement filed as part of the Company's Registration Statement on Form 10-12B, as amended (File No. 001-43173), a copy of which was furnished as Exhibit 99.1 to the Company's Current Report on Form 8-K filed with the SEC on June 15, 2026, and in the Company's other filings with the SEC. The forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company specifically disclaims any obligation to update these forward-looking statements, whether as a result of new information, future events or otherwise.
Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit #	Description
99.1	Honeywell Aerospace Inc. Earnings Press Release dated August 5, 2026.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 5, 2026	HONEYWELL AEROSPACE INC.

By: /s/ John Donofrio
John Donofrio
Senior Vice President, General Counsel and Corporate Secretary